UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number   811-22083

Fidelity Central Investment Portfolios II LLC

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

(Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2018

Item 1.

Schedule of Investments

Quarterly Holdings Report
for

Fidelity® International Credit Central Fund

March 31, 2018

ICF-QTLY-0518
1.9882756.101

Schedule of Investments March 31, 2018 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 62.6%
		Principal Amount(a)	Value
Argentina - 0.7%
YPF SA 8.5% 3/23/21 (Reg. S)		$700,000	$764,470
Bailiwick of Jersey - 1.5%
Heathrow Funding Ltd. 6% 3/20/20	GBP	1,040,000	1,580,274
Belgium - 0.7%
Anheuser-Busch InBev SA NV 1.75% 3/7/25 (Reg. S)	GBP	590,000	805,228
British Virgin Islands - 3.6%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		995,000	971,212
Sinopec Group Overseas Development 2.5% 9/13/22 (Reg. S)		3,100,000	2,954,824

TOTAL BRITISH VIRGIN ISLANDS			3,926,036

Canada - 2.4%
Royal Bank of Canada 2.77% 12/11/18	CAD	3,390,000	2,646,481
Cayman Islands - 1.3%
Banco Do Brasil SA 4.625% 1/15/25 (b)		500,000	487,750
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	750,000	930,582

TOTAL CAYMAN ISLANDS			1,418,332

Denmark - 4.0%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	1,325,000	1,763,428
TDC A/S 3.5% 2/26/3015 (Reg. S) (c)	EUR	813,000	1,002,517
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	1,180,000	1,535,487

TOTAL DENMARK			4,301,432

France - 3.1%
Carmila SA 2.125% 3/7/28 (Reg. S)	EUR	800,000	979,453
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	1,500,000	1,815,954
2.75% 4/13/23 (Reg. S)	EUR	400,000	517,841

TOTAL FRANCE			3,313,248

Germany - 3.3%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	1,200,000	1,420,034
Deutsche Bank AG 5% 6/24/20	EUR	400,000	532,877
Dvb Bank Se 1.25% 4/22/20	EUR	400,000	499,086
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	900,000	1,096,367

TOTAL GERMANY			3,548,364

Ireland - 3.0%
AIB Group PLC 1.5% 3/29/23	EUR	350,000	432,643
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	1,025,000	1,351,136
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		1,400,000	1,438,500

TOTAL IRELAND			3,222,279

Italy - 1.7%
Banca Monte dei Paschi di Siena SpA 5.375% 1/18/28 (c)	EUR	400,000	468,801
UniCredit SpA 6.375% 5/2/23 (Reg. S) (c)		975,000	977,213
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	354,000	383,854

TOTAL ITALY			1,829,868

Luxembourg - 3.6%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	859,000	1,085,697
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	200,000	238,707
Richemont International SA 1% 3/26/26 (Reg. S)	EUR	1,000,000	1,224,913
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	1,080,000	1,328,089

TOTAL LUXEMBOURG			3,877,406

Mexico - 4.8%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		910,000	967,093
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		470,000	486,450
Petroleos Mexicanos:
2.5% 8/21/21 (Reg. S)	EUR	1,850,000	2,361,695
3.75% 2/21/24 (Reg. S)	EUR	1,050,000	1,368,734

TOTAL MEXICO			5,183,972

Netherlands - 8.7%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		1,000,000	1,004,260
Brenntag Finance BV 1.125% 9/27/25 (Reg. S)	EUR	875,000	1,067,311
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (c)		650,000	660,545
Deutsche Annington Finance BV:
1.5% 3/22/26	EUR	500,000	616,393
5% 10/2/23 (b)		950,000	982,253
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	495,000	625,233
Petrobras Global Finance BV 6.125% 1/17/22		1,655,000	1,765,885
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	1,075,000	1,259,798
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	520,000	622,189
1.25% 3/31/23 (Reg. S)	EUR	250,000	278,236
4.5% 3/1/25 (Reg. S)	EUR	400,000	493,410

TOTAL NETHERLANDS			9,375,513

Spain - 1.4%
CaixaBank SA:
2.75% 7/14/28 (Reg. S) (c)	EUR	400,000	515,683
5% 11/14/23 (Reg. S) (c)	EUR	800,000	1,012,513

TOTAL SPAIN			1,528,196

Sweden - 1.3%
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	1,150,000	1,420,941
Switzerland - 4.8%
Credit Suisse Group AG 5.75% 9/18/25 (Reg. S) (c)	EUR	1,850,000	2,537,492
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	1,964,000	2,658,264

TOTAL SWITZERLAND			5,195,756

United Kingdom - 6.7%
Annington Funding PLC 2.646% 7/12/25 (Reg. S)	GBP	573,000	796,684
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	400,000	559,274
HSBC Holdings PLC 2.256% 11/13/26 (Reg. S) (c)	GBP	1,000,000	1,365,456
Imperial Tobacco Finance PLC 8.125% 3/15/24	GBP	550,000	1,007,829
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	830,000	1,096,219
TalkTalk Telecom Group PLC 5.375% 1/15/22 (Reg. S)	GBP	200,000	278,148
Tesco PLC:
5% 3/24/23	GBP	350,000	539,130
6.125% 2/24/22	GBP	170,000	268,432
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	500,000	726,645
4.5% 9/7/23 (Reg. S)	GBP	460,000	658,361

TOTAL UNITED KINGDOM			7,296,178

United States of America - 6.0%
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,125,000	1,475,839
Chesapeake Energy Corp. 6.125% 2/15/21		530,000	532,650
Citigroup, Inc.:
4.3% 11/20/26		200,000	199,984
5.125% 12/12/18	GBP	115,000	165,543
5.5% 9/13/25		580,000	628,564
DCP Midstream LLC 4.75% 9/30/21 (b)		100,000	100,875
Goldman Sachs Group, Inc. 4.25% 10/21/25		467,000	469,144
Morgan Stanley:
3.95% 4/23/27		378,000	367,807
4.35% 9/8/26		625,000	629,070
Reynolds American, Inc. 4.45% 6/12/25		1,006,000	1,034,305
Time Warner Cable, Inc. 4.5% 9/15/42		1,040,000	899,354

TOTAL UNITED STATES OF AMERICA			6,503,135

TOTAL NONCONVERTIBLE BONDS
(Cost $65,895,474)			67,737,109

U.S. Government and Government Agency Obligations - 6.0%
U.S. Treasury Obligations - 6.0%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)		$175,000	$159,444
3% 5/15/47 (e)(f)		1,095,000	1,097,975
4.5% 2/15/36		100,000	123,399
U.S. Treasury Notes:
2% 5/31/24 (d)(e)		2,100,000	2,020,801
2.375% 5/15/27		3,200,000	3,102,390
			6,504,009
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,708,850)			6,504,009

Foreign Government and Government Agency Obligations - 5.4%
Indonesia - 3.0%
Indonesian Republic 2.625% 6/14/23	EUR	$2,505,000	$3,272,597
United Kingdom - 2.4%
United Kingdom, Great Britain and Northern Ireland:
1.5% 7/22/47	GBP	455,000	608,030
1.75% 9/7/37	GBP	82,000	116,085
4.25% 3/7/36	GBP	960,000	1,887,771

TOTAL UNITED KINGDOM			2,611,886

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,351,724)			5,884,483
		Shares	Value

Nonconvertible Preferred Stocks - 0.7%
United Kingdom - 0.7%
Nationwide Building Society 10.25% (g)
(Cost $667,935)		3,207	701,910
		Principal Amount(a)	Value

Preferred Securities - 16.6%
Australia - 0.5%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(h)		500,000	491,385
Canada - 0.4%
Bank of Nova Scotia 4.65% (c)(h)		500,000	482,797
France - 4.3%
AXA SA:
3.941% (c)(h)	EUR	392,000	525,385
6.463% (Reg. S) (c)(h)		312,000	314,083
BNP Paribas SA 6.75% (Reg. S) (c)(h)		450,000	473,423
Credit Agricole Assurances SA 4.25% (Reg. S) (c)(h)	EUR	800,000	1,073,900
Credit Agricole SA 8.125% 9/19/33 (Reg. S) (c)		925,000	945,768
Danone SA 1.75% (Reg. S) (c)(h)	EUR	400,000	487,793
Total SA 2.625% (Reg. S) (c)(h)	EUR	675,000	853,348

TOTAL FRANCE			4,673,700

Germany - 0.5%
Deutsche Bank AG 6% (Reg. S) (c)(h)	EUR	400,000	518,134
Italy - 1.2%
Assicurazioni Generali SpA 6.416% (c)(h)	GBP	850,000	1,283,781
Luxembourg - 1.0%
Grand City Properties SA 3.75% (c)(h)	EUR	800,000	1,047,216
Netherlands - 1.8%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (h)	EUR	520,000	782,536
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(h)	EUR	450,000	559,695
2.7%(Reg. S) (c)(h)	EUR	500,000	627,508

TOTAL NETHERLANDS			1,969,739

Spain - 1.0%
Banco Bilbao Vizcaya Argentaria SA 6.75% (Reg. S) (c)(h)	EUR	800,000	1,073,188
United Kingdom - 5.9%
Aviva PLC 6.125% (c)(h)	GBP	1,020,000	1,616,524
Barclays Bank PLC 7.625% 11/21/22		1,425,000	1,602,989
Barclays PLC:
6.625% (c)(h)		500,000	512,780
7.875% (Reg. S) (c)(h)	GBP	560,000	858,193
HSBC Holdings PLC 5.25% (c)(h)	EUR	600,000	810,105
Pennon Group PLC 2.875% (Reg. S) (c)(h)	GBP	725,000	1,032,867

TOTAL UNITED KINGDOM			6,433,458

TOTAL PREFERRED SECURITIES
(Cost $17,689,342)			17,973,398
		Shares	Value

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 1.72% (i)
(Cost $1,876,287)		1,875,912	1,876,287

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 3.125% on a credit default swap with BNP Paribas SA to buy protection on the 5-Year iTraxx Europe Crossover Series 28 Index expiring December 2022, paying 5% quarterly	6/20/18	EUR 11,570,000	$134,842
TOTAL PURCHASED SWAPTIONS
(Cost $181,007)			134,842
TOTAL INVESTMENT IN SECURITIES - 93.1%
(Cost $98,370,619)			100,812,038
NET OTHER ASSETS (LIABILITIES) - 6.9%			7,478,814
NET ASSETS - 100%			$108,290,852

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	10	June 2018	$995,523	$15,483	$15,483
ICE Long Gilt Contracts (United Kingdom)	7	June 2018	1,206,215	13,695	13,695
ICE Medium Gilt Contracts (United Kingdom)	6	June 2018	949,550	1,493	1,493
TOTAL BOND INDEX CONTRACTS					30,671
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	11	June 2018	1,332,547	12,852	12,852
CBOT 2-Year U.S. Treasury Note Contracts (United States)	33	June 2018	7,016,109	4,576	4,576
CBOT 5-Year U.S. Treasury Note Contracts (United States)	35	June 2018	4,006,133	7,273	7,273
CBOT Long Term U.S. Treasury Bond Contracts (United States)	11	June 2018	1,612,875	49,257	49,257
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	7	June 2018	909,016	12,665	12,665
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	6	June 2018	962,813	31,909	31,909
TME 10 Year Canadian Note Contracts (Canada)	23	June 2018	2,379,175	46,448	46,448
TOTAL TREASURY CONTRACTS					164,980

TOTAL PURCHASED					195,651

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	43	June 2018	6,944,352	(44,928)	(44,928)
Eurex Euro-Bund Contracts (Germany)	14	June 2018	2,746,389	(10,308)	(10,308)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	June 2018	610,475	(1,647)	(1,647)

TOTAL SOLD					(56,883)

TOTAL FUTURES CONTRACTS					$138,768

The notional amount of futures purchased as a percentage of Net Assets is 19.7%

The notional amount of futures sold as a percentage of Net Assets is 9.5%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
AUD	29,000	USD	22,361	State Street Bank And Tr Co	5/18/18	$(86)
CAD	18,000	USD	13,962	BNP Paribas SA	5/18/18	22
CAD	9,000	USD	6,945	JPMorgan Chase Bank, N.A.	5/18/18	47
EUR	162,000	USD	200,867	BNP Paribas SA	5/18/18	(887)
EUR	298,000	USD	369,183	BNP Paribas SA	5/18/18	(1,319)
EUR	52,000	USD	64,631	BNP Paribas SA	5/18/18	(440)
EUR	50,000	USD	61,711	BNP Paribas SA	5/18/18	11
EUR	92,000	USD	113,494	Citibank, N.A.	5/18/18	75
EUR	1,039,000	USD	1,284,640	Goldman Sachs Bank USA	5/18/18	(2,055)
EUR	113,000	USD	140,581	Goldman Sachs Bank USA	5/18/18	(1,089)
EUR	1,800,000	USD	2,230,603	JPMorgan Chase Bank, N.A.	5/18/18	(8,607)
EUR	245,000	USD	300,883	JPMorgan Chase Bank, N.A.	5/18/18	1,556
EUR	66,000	USD	81,477	JPMorgan Chase Bank, N.A.	5/18/18	(4)
EUR	397,000	USD	491,249	State Street Bank And Tr Co	5/18/18	(1,175)
EUR	362,000	USD	448,475	State Street Bank And Tr Co	5/18/18	(1,607)
GBP	35,000	USD	48,623	BNP Paribas SA	5/18/18	573
GBP	72,000	USD	100,599	Credit Suisse Intl.	5/18/18	604
GBP	38,000	USD	53,678	Credit Suisse Intl.	5/18/18	(265)
GBP	147,000	USD	204,674	Goldman Sachs Bank USA	5/18/18	1,950
GBP	34,000	USD	47,549	JPMorgan Chase Bank, N.A.	5/18/18	242
GBP	19,000	USD	26,273	JPMorgan Chase Bank, N.A.	5/18/18	434
GBP	354,000	USD	495,504	Royal Bank Of Canada	5/18/18	2,080
GBP	173,000	USD	239,869	State Street Bank And Tr Co	5/18/18	3,300
GBP	149,000	USD	208,257	State Street Bank And Tr Co	5/18/18	1,178
USD	37,939	AUD	48,000	JPMorgan Chase Bank, N.A.	5/18/18	1,071
USD	2,759,863	CAD	3,479,000	BNP Paribas SA	5/18/18	57,191
USD	28,676	CAD	37,000	BNP Paribas SA	5/18/18	(44)
USD	10,857	CAD	14,000	Citibank, N.A.	5/18/18	(19)
USD	575,584	EUR	462,000	BNP Paribas SA	5/18/18	5,272
USD	702,887	EUR	571,000	Canadian Imperial Bank of Commerce	5/18/18	(1,979)
USD	66,910	EUR	54,000	Credit Suisse Intl.	5/18/18	250
USD	50,881,000	EUR	40,973,917	JPMorgan Chase Bank, N.A.	5/18/18	301,056
USD	9,843,423	EUR	7,855,237	State Street Bank And Tr Co	5/18/18	146,584
USD	387,582	EUR	312,000	State Street Bank And Tr Co	5/18/18	2,436
USD	204,761	EUR	166,000	State Street Bank And Tr Co	5/18/18	(156)
USD	34,836	GBP	25,000	Citibank, N.A.	5/18/18	(305)
USD	17,713,000	GBP	12,626,214	JPMorgan Chase Bank, N.A.	5/18/18	(34,470)
USD	66,363	GBP	48,000	JPMorgan Chase Bank, N.A.	5/18/18	(1,106)
USD	580,604	GBP	413,000	State Street Bank And Tr Co	5/18/18	89
USD	6,567	JPY	700,000	JPMorgan Chase Bank, N.A.	5/18/18	(31)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$470,377
					Unrealized Appreciation	526,021
					Unrealized Depreciation	(55,644)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Accor SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 890,000	$(25,377)	$13,499	$(11,878)
Energias De Portugal SA		Jun. 2022	JPMorgan Chase Bank, N.A.	(5%)	Quarterly	EUR 1,050,000	(244,663)	229,313	(15,350)
Gas Natural Capital Markets SA		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(43,583)	33,188	(10,395)
Royal Bank Of Scotland Group PLC		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,300,000	(21,827)	(24,103)	(45,930)
Santander Issuances SA Unipersonal		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 475,000	1,067	(15,733)	(14,666)
Standard Chartered Bank		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(17,357)	(13,351)	(30,708)
TOTAL BUY PROTECTION							(351,740)	222,813	(128,927)
Sell Protection
Intesa Sanpaolo SpA	Ba1	Jun. 2022	Goldman Sachs Bank USA	1%	Quarterly	EUR 550,000	(18,470)	40,166	21,696

TOTAL CREDIT DEFAULT SWAPS							$(370,210)	$262,979	$(107,231)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Portfolio could be required to make if a credit event were to occur.

Payment Received	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.25%	6-Month EURIBOR(3)	Semi - annual	LCH	Jun. 2033	EUR 4,400,000	$21,577	$0	$21,577

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

JPY – Japanese yen

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,570,878 or 1.5% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $326,082.

 (e) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $201,506.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $300,815.

 (g) Non-income producing

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$19,900
Total	$19,900

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

The following is a summary of the inputs used, as of March 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. Additional information on valuation inputs, and their aggregation into the levels used below, is provided later in this section.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$701,910	$--	$701,910	$--
Corporate Bonds	67,737,109	--	67,737,109	--
U.S. Government and Government Agency Obligations	6,504,009	--	6,504,009	--
Foreign Government and Government Agency Obligations	5,884,483	--	5,884,483	--
Preferred Securities	17,973,398	--	17,973,398	--
Money Market Funds	1,876,287	1,876,287	--	--
Purchased Swaptions	134,842	--	134,842	--
Total Investments in Securities:	$100,812,038	$1,876,287	$98,935,751	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$ 526,021	$--	$ 526,021	$--
Futures Contracts	195,651	195,651	--	--
Swaps	22,644	--	22,644	--
Total Assets	$ 744,316	$ 195,651	$ 548,665	$--
Liabilities
Forward Foreign Currency Contracts	$(55,644)	$--	$(55,644)	$--
Futures Contracts	(56,883)	(56,883)	--	--
Swaps	(371,277)	--	(371,277)	--
Total Liabilities	$(483,804)	$(56,883)	$(426,921)	$--
Total Derivative Instruments:	$ 260,512	$ 138,768	$ 121,744	$--

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund’s investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.

Item 2.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Central Investment Portfolios II LLC’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3.

Exhibits

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios II LLC

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	May 25, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	May 25, 2018